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                                                                  EXHIBIT 10.25

                           STANDARD COMMERCIAL LEASE

                         ARTICLE 1.00 BASIC LEASE TERMS


    1.01 PARTIES. This lease agreement ("Lease") is entered in to by and between the following Lessor and Lessee:

H B INDUSTRIAL PROPERTIES, A JOINT VENTURE          ("Lessor")
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EDUCATIONAL PRODUCTS, INC., A TEXAS CORPORATION     ("Lessee")
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    1.02  LEASED PREMISES. In consideration of the rents, terms, provisions and covenants of this Lease, Lessor hereby leases, lets and demises to the Lessee the following described premises ("leased premises"):

35,136          (Approximate sq. ft.)             1194302             (Job No.)
----------------                      --------------------------------
PLAZA 35                                          (Name of building or project)
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1342 I-35                                         (Street address/suite number)
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Carrollton, Texas 75006                           (City, State and Zip Code)
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    1.03  TERM. Subject to and upon the conditions set forth herein, the term of this Lease shall commence on (the "completion date", which Lessor shall use its best efforts to establish as January 1, 1994), and shall terminate 60 months thereafter.

    1.04  BASE RENT AND SECURITY DEPOSIT. Base rent is $9,516.00    per month.
                                                       ------------
Security Deposit is $8,052.00         .
                    ------------------

    1.05  ADDRESSES.

       Lessor's Address:                      Lessee's Address:
2777 STEMMONS FREEWAY                  1342 I-35
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DALLAS, TEXAS 75207                    Carrollton, Texas 75006
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    1.06  PERMITTED USE.  general office, warehousing and packaging of school
                          ---------------------------------------------------
supplies and related items
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                               ARTICLE 2.00 RENT

    2.01 BASE RENT. Lessee agrees to pay monthly as base rent during the term of this Lease the sum of money set forth in section 1.04 of this Lease, which amount shall be payable to Lessor at the address shown above. One monthly installment of rent shall be due and payable on the date of execution of this Lease by Lessee for the first month's rent and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date or completion date during the term of this Lease; provided, if the commencement date or the completion date should be a date other than the first day of a calendar month, the monthly rental set forth above shall be prorated to the end of that calendar month, and all succeeding installments of rent shall be payable on or before the first day of each succeeding calendar month during the term of this Lease.* Lessee shall pay, as additional rent, all other sums due under this Lease. *See Section 16.01.

    2.02 OPERATING EXPENSES. In the event Lessor's operating expenses for the building and/or project of which the leased premises are a part shall, in any calendar year during the term of this Lease, exceed the sum of the actual operating expenses per square foot including common area maintenance for calendar year 1993, Lessee agrees to pay as additional rent Lessee's pro rata share of such excess operating expenses. Lessor may invoice Lessee monthly for Lessee's pro rata share of the estimated operating expenses for each calendar year, which amount shall be adjusted each year based upon anticipated operating expenses. Within nine months following the close of each calendar year, Lessor shall provide Lessee an accounting showing in reasonable detail all computations of additional rent due under this section. In the event the accounting shows that the total of the monthly payments made by Lessee exceeds the amount of additional rent due by Lessee under this section, the accounting shall be accompanied by a refund. In the event the accounting shows that the total of the monthly payments made by Lessee is less than the amount of additional rent due by Lessee under this section, the account shall be accompanied by an invoice for the additional rent. Notwithstanding any other provision in this Lease, during the year in which the Lease terminates, Lessor, prior to the termination date, shall have the option to invoice Lessee for Lessee's pro rata share of the express operating expenses based upon the previous year's operating expenses. If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any additional rent payable by Lessee applicable to the year in which such termination shall occur shall be prorated on the ratio that the number of days from the commencement of the calendar year to and including the termination date bears to 365. Lessee shall have the right, at its own expense and within a reasonable time, to audit Lessor's books relevant to the additional rent payable under this section. Lessee agrees to pay any additional rent due under this section within ten days following receipt of the invoice or accounting showing additional rent due.

    2.03 DEFINITION OF OPERATING EXPENSES. The term "operating expenses" includes all expenses incurred by Lessor with respect to the maintenance and operation of the building of which the leased premises are a part, including, but not limited to, the following: maintenance, repair and replacement costs; security; management fees, wages and benefits payable to employees of Lessor whose duties are directly connected with the operation and maintenance of the building; all services, utilities, supplies, repairs, replacements or other expenses for maintaining and operating the common parking and plaza areas; the cost, including interest, amortized over its useful life, of any capital improvement made to the building by Lessor after the date of this Lease which is required under any governmental law or regulation that was not applicable to the building at the time it was constructed; the cost including interest, amortized over its useful life, of installation of any device or other equipment which improves the operating efficiency of any system within the leased premises and thereby reduces operating expenses; all other expenses which would generally be regarded as operating and maintenance expenses which would reasonably be amortized over period not to exceed five years; all real property taxes and installments of special assignments, including dues and assessments by means of deed restrictions and/or owners' associations which accrue against the building of which the leased premises are a part during the term of its Lease; and all insurance premiums Lessor is required to pay or deems necessary to pay, including public liability insurance, with respect to the building. The term operating expenses does not include the following: repairs, restoration or other work occasioned by fire, wind, the elements or other casualty; income and franchise taxes of Lessor; expenses incurred in leasing to or procuring of lessees, leasing commissions, advertising expenses and expenses for the renovating of space for new lessees; interest or principal payments on any mortgage or other indebtedness of lessor; compensation paid to any employee of Lessor above the grade of property manager; any depreciation allowance or expense; or operating expense which are the responsibility of Lessee.

    2.04 LATE PAYMENT CHARGE. Other remedies for nonpayment of rent notwithstanding, if the monthly rental payment is not received by lessor on or before the tenth day of the month for which the rent is due, or if any other payment due Lessor by Lessee is not received by Lessor on or before the tenth day of the month next following the month in which Lessee was invoiced, a late payment charge of five percent of such past due amount shall become due and payable in addition to such amounts owed; under this Lease.

    2.05 INCREASE IN INSURANCE PREMIUMS. If an increase in any insurance premiums paid by Lessor for the building is caused by Lessee's use of the leased premises in a manner other than as set forth in section 1.06, or if Lessee vacates the leased premises and causes an increase in such premiums, then Lessee shall pay as additional rent the amount of such increase to Lessor.
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    2.06  SECURITY DEPOSIT. The security deposit set forth above shall be held by Lessor for the performance of Lessee's covenants and obligations under this Lease, it being expressly understood that the deposit shall not be considered an advance payment of rental or a measure of Lessor's damage in case of default by Lessee. Upon the occurrence of any event of default by Lessee or breach by Lessee of Lessee's covenants under this Lease, Lessor may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrears of rent, or to repair any damage or injury, or pay any expense or liability incurred by Lessor as a result of the event of default or breach of covenant, and any remaining balance of the security deposit shall be returned by Lessor to Lessee upon termination of this Lease. If any portion of the security deposit is so used or applied, Lessee shall upon ten days written notice from Lessor, deposit with Lessor by cash or cashier's check an amount sufficient to restore the security deposit to its original amount.

    2.07 HOLDING OVER. In the event that Lessee does not vacate the leased premises upon the expiration or termination of this Lease, Lessee shall be a tenant at will for the holdover period and all of the terms and provisions of this Lease shall be applicable during that period, except that Lessee shall pay Lessor as base rental for the period of such holdover an amount equal to two times the base rent which would have been payable by Lessee had the holdover period been a part of the original term of this Lease. Lessee agrees to vacate and deliver the leased premises to Lessor upon Lessee's receipt of notice from Lessor to vacate. The rental payable during the holdover period shall be payable to Lessor on demand. No holding over by Lessee, whether with or without the consent of Lessor, shall operate to extend the term of this Lease.

                        ARTICLE 3.00 OCCUPANCY AND USE

    3.01 USE. Lessee warrants and represents to Lessor that the leased premises shall be used and occupied only for the purpose as set forth in section 1.06. Lessee shall occupy the leased premises, conduct its business and control its agents, employees, invitees and visitors in such a manner as is lawful, reputable and will not create a nuisance. Lessee shall not permit any operation which emits any odor or matter which intrudes into other portions of the building, use any apparatus or machine which makes undue noise or causes vibration in any portion of the building or otherwise interfere with, annoy or disturb any other lessee in its normal business operations or Lessor in its management of the building. Lessee shall neither permit any waste on the leased premises nor allow the leased premises to be used in any way which would, in the option of Lessor, be extra hazardous on account of fire or which would in any way increase or render void the fire insurance on the building. Lessee warrants to Lessor that the insurance questionnaire (filed out by Lessee, signed and presented to Lessor prior to the execution of this Lease) accurately reflects Lessee's original intended use of the leased premises. The insurance questionnaire is made a part of this Lease by reference as though fully copied herein. If at any time during the term of this Lease the State Board of Insurance or other insurance authority disallows any of Lessor's sprinkler credits or imposes an additional penalty or surcharge in Lessor's insurance premiums because of Lessee's original or subsequent placement or use of storage racks or bins, method of storage or nature of Lessee's inventory or any other act of Lessee, Lessee agrees to pay as additional rent the increase (between fire walls) in Lessor's insurance premiums.

    3.02 SIGNS. No sign of any type or description shall be erected, placed or painted in or about the leased premises or project except those signs submitted to Lessor in writing or approved by Lessor in writing, and which signs are in conformance with Lessor's sign criteria established for the project.

    3.03 COMPLIANCE WITH LAWS, RULES AND REGULATIONS. Lessee, at Lessee's sole cost and expense, shall comply with all laws, ordinances, orders, rules and regulations of state, federal, municipal or other agencies or bodies having jurisdiction over use, condition and occupancy of the leased premises. Lessee will comply with the rules and regulations of the building adopted by Lessor which are set forth on a schedule attached to this Lease. Lessor shall have the right at all times to change and amend the rules and regulations in any reasonable manner as may be deemed advisable for the safety, care, cleanliness, preservation of good order and operation or use of the building or the leased premises. All changes and amendments to the rules and regulations of the building will be sent by Lessor to Lessee in writing and shall thereafter be carried out and observed by Lessee.

    3.04 WARRANTY OF POSSESSION. Lessor warrants that it has the right and authority to execute this Lease, and Lessee, upon payment of the required rents and subject to the terms, conditions, covenants and agreements contained in this Lease, shall have possession of the leased premises during the full terms of this Lease as well as any extension or renewal thereof. Lessor shall not be responsible for the acts or omissions of any other lessee or third party that may interfere with Lessee's use and enjoyment of the leased premises.

    3.05 INSPECTION. Lessor or its authorized agents shall at any and all reasonable times have the right to enter the leased premises to inspect the same, to supply janitorial service or any other service to be provided by Lessor, to show the leased premises to prospective purchasers or lessees, and to alter, improve or repair the leased premises or any other portion of the building. Lessee hereby waives any claim for damages for injury or inconvenience to or interference with Lessee's business, any loss of occupancy or use of the leased premises, and any other loss occasioned thereby. Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the leased premises. Lessee shall not change Lessor's lock system or in any other manner prohibit Lessor from entering the leased premises. Lessor shall have the right to use any and all means which Lessor may deem proper to open any door in an emergency without liability therefor.

                      ARTICLE 4.00  UTILITIES AND SERVICE

    4.01 BUILDING SERVICES. Lessor shall provide the normal utility service connections to the building. Lessee shall pay the cost of all utility services, including, but not limited to, initial connection charges all charges for gas, electricity, water, sanitary and storm sewer service, and for all electric lights. However, in a multi-occupancy building, Lessor may provide water to the leased premises, in which case Lessee agrees to pay to Lessor its pro rata share of the cost of such water. Lessee shall pay all costs caused by Lessee introducing excessive pollutants or solids other than ordinary human waste into the sanitary sewer system, including permits, fees and charges levied by any governmental subdivision for any such pollutants or solids. Lessee shall be responsible for the installation and maintenance of any dilution tanks, holding tanks, settling tanks, sewer sampling devices, sand traps, grease traps or similar devices as may be required by any governmental subdivision for Lessee's use of the sanitary sewer system. If the leased premises are in a multi-occupancy building, Lessee shall pay all surcharges levied due to Lessee's use of sanitary sewer or waste removal services insofar as such surcharges affect Lessor or other lessees in the building. Lessor shall not be required to pay for any utility services, supplies or upkeep in connection with the leased premises or building.

    4.02 THEFT OR BURGLARY. Lessor shall not be liable to Lessee for losses to Lessee's property or personal injury caused by criminal acts for entry by unauthorized persons into the leased premises or the building.

                     ARTICLE 5.00 REPAIRS AND MAINTENANCE

    5.01 LESSOR REPAIRS. Lessor shall not be required to make any improvements, replacements or repairs of any kind or character to the leased premises or the project during the term of this Lease except as are set forth in this section. Lessor shall maintain only the roof, foundation, parking and common areas, and the structural soundness of the exterior walls (excluding windows, windowglass, plate glass and doors). Lessor's costs of maintaining the items set forth in this section are subject to the additional rent provisions in section 2.02. Lessor shall not be liable to Lessee, except as expressly provided in its Lease, for any damage or inconvenience, and Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease.

    5.02 LESSEE REPAIRS. Lessee shall, at its sole cost and expense, maintain, repair and replace all other parts of the leased premises in good repair and condition, including but not limited to heating, ventilating and air conditioning systems, down spouts, fire sprinkler system, dock bumpers, lawn maintenance, pest control and extermination, trash pick-up and removal, and painting the building and exterior doors. Lessee shall repair and pay for any damage caused by any act or omission of Lessee or Lessee's agents, employees, invitees, licensees or visitors. If the leased premises are in a multi-occupancy building or project, Lessor reserves the right to perform, on behalf of Lessee, lawn maintenance, painting, and trash pick-up and removal, Lessee agrees to pay Lessor, as additional rent, Lessee's pro rata share of the cost of such services within ten days from receipt of Lessor's invoice, or Lessor may be monthly invoice direct Lessee to prepay the estimated costs for the current calendar year, and such amount shall be adjusted annually. If Lessee fails to make the repairs or replacements promptly as required herein, Lessor may, at its option, make the repairs and replacements and the cost of such repairs and replacements shall be charged to Lessee as additional rent and shall become due and payable by Lessee within ten days from receipt of Lessor's invoice. Costs incurred under this section are the total responsibility of Lessee and do not constitute operating expenses under section 2.02.

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    5.03  REQUEST FOR REPAIRS. All requests for repairs or maintenance that are the responsibility of Lessor pursuant to any provision of this Lease must be made in writing to lessor at the address in section 1.05.

    5.04 LESSEE DAMAGES. Lessee shall not allow any damage to be committed on any portion of the leased premises or building, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the leased premises to Lessor in as good condition as existed at the commencement date of this Lease, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the leased premises shall be borne by Lessee.

    5.05 MAINTENANCE PROGRAM. Lessee shall, at its sole cost and expense, during the term of this Lease maintain a regularly scheduled preventative maintenance/service program for the servicing of all hot water, heating and air conditioning systems and equipment within the leased premises.

                   ARTICLE 6.00 ALTERATIONS AND IMPROVEMENTS

    6.01 LESSOR IMPROVEMENTS. If construction to the leased premises is to be performed by Lessor prior to or during Lessee's occupancy, Lessor will complete the construction of the improvements to the leased premises, in accordance with plans and specifications agreed to by Lessor and Lessee, which plans and specifications are made a part of this Lease by reference. Lessee shall execute a copy of the plans and specifications and change orders, if applicable, setting forth the amount of any costs to be borne by Lessee within seven days of receipt of the plans and specifications. In the event Lessee fails to execute the plans and specifications and change order within the seven day period, Lessor may, at its sole option, declare this Lease canceled or notify Lessee that the base rent shall commence on the completion date even though the improvements to be constructed by Lessor may not be complete. Any changes or modifications to the approved plans and specifications shall be made and accepted by written change order or agreement signed by Lessor and Lessee and shall constitute an amendment to this Lease.

    6.02 LESSEE IMPROVEMENTS. Lessee shall not make or allow to be made any alterations or physical additions in or to the leased premises without first obtaining the written consent of Lessor, which consent may in the sole and absolute discretion of Lessor be denied. Any alterations, physical additions or improvements to the leased premises made by Lessee shall at once become the property of Lessor and shall be surrendered to Lessor upon the termination of this Lease; provided, however, Lessor, at its option, may require Lessee to remove any physical additions and/or repair any alterations in order to restore the leased premises to the condition existing at the time Lessee took possession, all costs of removal and/or alterations to be borne by Lessee. This clause shall not apply to moveable equipment or furniture owned by Lessee, which may be removed by Lessee at the end of the term of this Lease if Lessee is not then in default and if such equipment and furniture are not then subject to any other rights, liens and interest of Lessor.

    6.03 MECHANICS LIEN. Lessee will not permit mechanic's or materialman's lien(s) or other lien to be placed upon the leased premises or the building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Lessor, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the leased premises, or any part thereof, nor as giving Lessee any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic's, materialman's or other lien against the leased premises. In the event any such lien is attached to the leased premises, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, obtain the release of or otherwise discharge the same. Any amount paid by Lessor for any of the aforesaid purposes shall be paid by Lessee to Lessor on demand as additional rent.

                      ARTICLE 7.00 CASUALTY AND INSURANCE

    7.01 SUBSTANTIAL DESTRUCTION. If the leased premises should be totally destroyed by fire or other casualty, or if the leased premises should be damaged so that rebuilding cannot reasonably be completed within ninety working days after the date of written notification by Lessee to Lessor of the destruction, this Lease shall terminate and the rent shall be abated for the unexpired portion of the Lease, effective as of the date of the written notification.

    7.02 PARTIAL DESTRUCTION. If the leased premises should be partially damaged by fire or other casualty, and rebuilding or repairs can reasonably be completed within ninety working days from the date of written notification by Lessee to Lessor of the destruction, this Lease shall not terminate, and Lessor shall at its sole risk and expense proceed with reasonable diligence to rebuild or repair the building or other improvements to substantially the same condition in which they existed prior to the damage. If the leased premises are to be rebuilt or repaired and are untenantable in whole or in part following the damage, and the damage or destruction was not caused or contributed to by act or negligence of Lessee, its agents, employees, invitees or those for whom Lessee is responsible, the rent payable under this Lease during the period for which the leased premises are untenantable shall be adjusted to such an extent as may be fair and reasonable under the circumstances. In the event that Lessor fails to complete the necessary repairs or rebuilding within ninety working days from the date of written notification by Lessee to Lessor of the destruction, Lessee may at its option terminate this Lease by delivering written notice of termination to Lessor, whereupon all rights and obligations under this Lease shall cease to exist.

    7.03 PROPERTY INSURANCE. Lessor shall at all times during the term of this Lease maintain a policy or policies of insurance with the premiums paid in advance, issued by and binding upon some solvent insurance company, insuring the building against all risks of direct physical loss in an amount equal to at least ninety percent of the full replacement cost of the building structure and its improvements as of the date of the loss; provided, Lessor shall not be obligated in any way or manner to insure any personal property (including, but not limited to, any furniture, machinery, goods or supplies) of Lessee upon or within the leased premises, any fixtures installed or paid for by Lessee upon or within the leased premises, or any improvement which Lessee may construct on the leased premises. Lessee shall have no right in or claim to the proceeds of any policy of insurance maintained by Lessor even if the cost of such insurance is borne by Lessee as set forth in article 2.00.

    7.04 WAIVER OF SUBROGATION. Anything in this Lease to the contrary not withstanding, Lessor and Lessee are hereby waive and release each other of and from any and all right of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, improvements to the building of which the leased premises are a part, or personal property within the building, by reason of fire or the elements, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Lessor and Lessee agree immediately to give their respective insurance companies which have issued policies of insurance covering all risk of direct physical loss, written notice of the terms of the mutual waivers contained in this section and to have the insurance policies property endorsed, if necessary, to prevent the invalidation of the insurance coverage by reason of the mutual waivers.

    7.05 HOLD HARMLESS. Lessor shall not be liable to Lessee's employees, agents, invitees, licensees or visitors, or to any other person, for an injury to person or damage to property on or about the leased premises caused by any act or omission of Lessee, its agents, servants or employees, or of any other person entering upon the leased premises under express or implied invitation by Lessee, or caused by the improvements located on the leased premises becoming out of repair, the failure or cessation of any service provided by Lessor (including security service and devices), or caused by leakage of gas, oil, water or steam or by electricity emanating from the leased premises. Lessee agrees to indemnify and hold harmless Lessor of and from any loss, attorney's fees, expenses or claims arising out of any such damage or injury.

                                       3
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                           ARTICLE 8.00 CONDEMNATION

    8.01 SUBSTANTIAL TAKING. If all or a substantial part of the leased premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the leased premises for the purpose for which it is then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease effective on the date physical possession is taken by the condemning authority. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof.

    8.02 PARTIAL TAKING. If a portion of the leased premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain or by purchase in lieu thereof, and this Lease is not terminated as provided in section 8.01 above, Lessor shall at Lessor's sole risk and expense, restore and reconstruct the building and other improvements on the leased premises to the extent necessary to make it reasonably tenantable. The rent payable under this Lease during the unexpired portion of the term shall be adjusted to such an extent as may be fair and reasonable under the circumstances. Lessee shall have no claim to the condemnation award or proceeds in lieu thereof.

                      ARTICLE 9.00 ASSIGNMENT OR SUBLEASE

     9.01 LESSOR ASSIGNMENT. Lessor shall have the right to sell, transfer or assign, in whole or in part, its rights and obligations under this Lease and in the building. Any such sale, transfer or assignment shall operate to release Lessor from any and all liabilities under this Lease arising after the date of such sale, assignment or transfer.

    9.02 LESSEE ASSIGNMENT. Lessee shall not assign, in whole or in part, this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (including without limitation by transfer of a majority interest of stock, merger, or dissolution, which transfer of majority interest of stock, merger or dissolution shall be deemed an assignment) or mortgage or pledge the same or sublet the leased premises, in whole or in part, without the prior written consent of Lessor, and in no event shall any such assignment or sublease ever release Lessee or any guarantor from any obligation or liability hereunder. No assignee or sublessee of the leased premises or any portion thereof may assign or sublet the leased premises or any portion thereof.

    9.03 CONDITIONS OF ASSIGNMENT. If Lessee desires to assign or sublet all or any part of the leased premises, it shall so notify Lessor at least thirty days in advance of the date on which Lessee desires to make such assignment or sublease. Lessee shall provide Lessor with a copy of the proposed assignment or sublease and such information as Lessor might request concerning the proposed sublessee or assignee to allow, Lessor to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed sublessee or assignee. Within fifteen days after Lessor's receipt of Lessee's proposed assignment or sublease and all required information concerning the proposed sublessee or assignee, Lessor shall have the following options: (1) cancel this Lease as to the leased premises or portion thereof proposed to be assigned or sublet; (2) consent to the proposed assignment or sublease, and, if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (or a combination of the rent payable under such assignment or sublease plus any bonus or any other consideration or any payment incident thereto) exceeds the rent payable under this Lease for such space, Lessee shall pay to Lessor all such excess rent and other excess consideration within ten days following receipt thereof by Lessee; or (3) refuse, in its sole and absolute discretion and judgment, to consent to the proposed assignment or sublease which refusal shall be deemed to have been exercised unless Lessor gives Lessee written notice providing otherwise. Upon the occurrence of an event of default, if all or any part of the leased premises are then assigned or sublet, Lessor, in addition to any other remedies provided by this Lease or provided by law, may, at its option, collect directly from the assignee or sublessee all rents becoming due to Lessee by reason of the assignment or sublease, and Lessor shall have a security interest in all properties on the leased premises to secure payment of such sums. Any collection directly, by Lessor from the assignee or sublessee shall not be construed to constitute a novation or a release of Lessee or any guarantor from the further performance of its obligations under this Lease.

    9.04 SUBORDINATION. Lessee accepts this Lease subject and subordinate to any recorded mortgage or deed of trust lien presently existing or hereafter created upon the building or project and to all existing recorded restrictions, covenants, easements and agreements with respect to the building or project. Lessor is hereby irrevocably vested with full power and authority to subordinate Lessee's interest under this Lease to any first mortgage or deed of trust lien hereafter placed on the leased premises, and Lessee agrees upon demand to execute additional instruments subordinating this Lease as Lessor may require. If the interests of Lessor under this Lease shall be transferred by reason of foreclosure or other proceedings for enforcement of any first mortgage or deed of trust lien on the leased premises, Lessee shall be bound to the transferee (sometimes called the "Purchaser") at the opinion of the Purchaser, under the terms, covenants and conditions of this Lease for the balance of the term remaining, including any extensions or renewals, with the same force and effect as if the Purchaser were Lessor under this Lease, and, if requested by the Purchaser, Lessee agrees to attorn to the Purchaser, including the first mortgage under any such mortgage if it be the Purchaser, as its Lessor.

    9.05 ESTOPPEL CERTIFICATES. Lessee agrees to furnish, from time to time, within ten days after receipt of a request from Lessor or Lessor's mortgagee, a statement certifying, if applicable, the following: Lessee is in possession of the leased premises; the leased premises are acceptable; the Lease is in full force and effect; the Lease is unmodified; Lessee claims no present charge, lien, or claim of offset against rent; the rent is paid for the current month, but is not prepaid for more than one month and will not be prepaid for more than one month in advance there is no existing default by reason of some act or omission by Lessor; and such other matters as may be reasonably required by Lessor or Lessor's mortgagee. Lessee's failure to deliver such statement, in addition to being a default under this Lease, shall be deemed to establish conclusively that this Lease is in full force and effect except as declared by Lessor, that Lessor is not in default of any of its obligations under this Lease and that Lessor has not received more than one month's rent in advance.

                              ARTICLE 10.00 LIENS

    10.01 LANDLORD'S LIEN. As security for payment of rent, damages and all other payments required to be made by this Lease, Lessee hereby grants to Lessor a lien upon all property of Lessee now or subsequently located upon the leased premises. If Lessee abandons or vacates any substantial portion of the leased premises or is in default in the payment of any rentals, damages or other payments required to be made by, this Lease or is in default of any other provision of this Lease, Lessor may enter upon the leased premises, by picking or changing locks if necessary, and take possession of all or any part of the personal property, and may sell all or any part of the personal property at a public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash, and, on behalf of Lessee, sell and convey all or part of the personal property to the highest bidder, delivering to the highest bidder all of Lessee's title and interest in the personal property sold. The proceeds of the sale of the personal property shall be applied by Lessor toward the reasonable costs and expenses of the sale, including attorney's fees, and then toward the payment of all sums then due by Lessee to Lessor under the terms of this Lease. Any excess remaining shall be paid to Lessee or any other person entitled thereto by law.

    10.02 UNIFORM COMMERCIAL CODE. This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code of the state in which the leased premises are situated. Lessor, in addition to the rights prescribed in this Lease, shall have all of the rights, titles, liens and interests in and to Lessee's property, now or hereafter located upon the leased premises, which may be granted a secured party, as that term is defined, under the Uniform Commercial Code to secure to Lessor payment of all sums due and the full performance of all Lessee's covenants under this Lease. Lessee will on request execute and deliver to Lessor a financing statement for the purpose of perfecting Lessor's security interest under this Lease or Lessor may file this Lease or a copy thereof as a financing statement. Unless otherwise provided by law and for the purpose of exercising any right pursuant to this section, Lessor and Lessee agree that reasonable notice shall be met if such notice is given by ten days written notice, certified mail, return receipt requested, to Lessor or Lessee at the addresses specified herein.

                      ARTICLE 11.0  DEFAULT AND REMEDIES

    11.01 DEFAULT BY LESSEE. The following shall be deemed to be events of default by Lessee under this Lease: (1) Lessee shall fail to pay, when due any installment of rent or any other payment required pursuant to this Lease; (2) Lessee shall abandon any substantial portion of the leased premises; (3) Lessee shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and the failure is not cured within ten days after written notice to Lessee; (4) Lessee shall file a petition or be adjudged bankrupt or insolvent under any applicable federal or state bankruptcy or insolvency law, or admit that it cannot meet its financial obligations as they become due; or a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee; or Lessee shall make a transfer in fraud of creditors or shall make an assignment for the benefit of creditors; or (5) Lessee shall do or permit to be done any act which results in a lien being filed against the leased premises or the building and/or project of which the leased premises are a part.

    11.02 REMEDIES FOR LESSEE'S DEFAULT. Upon the occurrence of any event of default set forth in this Lease, Lessor shall have the option to pursue any one or more of the remedies set forth herein without any notice or demand. (1) Lessor may enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages, and relet the leased premises on behalf of Lessee and receive the rent directly by reason of the reletting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of any reletting of the leased premises; further, Lessee agrees to reimburse Lessor for any expenditures made by it in order to relet the leased premises, including, but not limited to, remodeling and repair costs. (2) Lessor may enter upon the leased premises, by picking or changing locks if necessary, without being liable for any claim for damages, and do whatever Lessee is obligated to do under the terms of this Lease. Lessee agrees to reimburse Lessor on demand for any expenses which Lessor may incur in effecting compliance with Lessee's obligations under this Lease; further, Lessee agrees that Lessor shall not be liable for any damages resulting to Lessee from effecting compliance with Lessee's obligations under this Lease caused by the negligence of Lessor or otherwise. (3) Lessor may terminate this Lease, in which event Lessee shall immediately surrender the leased premises to Lessor, and if Lessee fails to surrender the leased premises, Lessor may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the leased premises, by picking or changing locks if necessary, and lock out, expel or remove Lessee and any other person who may be occupying all or any part of the leased premises without being liable for any claim for damages. Lessee agrees to pay on demand the amount of all loss and damage which Lessor may suffer by reason of the termination of this Lease under this section, whether through inability to relet the leased premises on satisfactory terms or otherwise. Notwithstanding any other remedy set forth in this Lease, in the event Lessor has made rent concessions of any type or character, or waived any base rent, and Lessee fails to take possession of the leased premises on the commencement or completion date or otherwise defaults at any time during the term of this Lease, the rent concessions, including any waived base rent, shall be canceled and the amount of the base rent or other rent concessions shall be due and payable immediately as if no rent concessions or waiver of any base rent had ever been granted. A rent concession or waiver of the base rent shall not relieve Lessee of any obligation to pay any other charge due and payable under this Lease including without limitation any sum due under section 2.02. Notwithstanding anything contained in this Lease to the contrary, this Lease may be terminated by Lessor only by mailing or delivering written notice of such termination to Lessee, and no other act or omission of Lessor shall be construed as a termination of this Lease.

                           ARTICLE 12.00 RELOCATION




                           ARTICLE 13.00 DEFINITIONS

    13.01 ABANDON. "Abandon" means the vacating of all or a substantial portion of the leased premises by Lessee, whether or not Lessee is in default of the rental payments due under this Lease.

    13.02 ACT OF GOD OR FORCE MAJEURE. An "act of God" or "force majeure" is defined for purposes of this Lease as strikes, lockouts, sitdowns, material or labor restrictions by any governmental authority, unusual transportation delays, riots, floods, washouts, explosions, earthquakes, fire, storms, weather (including wet grounds or inclement weather which prevents construction), acts of the public enemy, wars, insurrections and any other cause not reasonably within the control of Lessor and which by the exercise of due diligence Lessor is unable, wholly or in part, to prevent or overcome.

    13.03 BUILDING OR PROJECT. "Building" or "project" as used in this Lease means the building and/or project described in section 1.02, including the leased premises and the land upon which the building or project is situated.

    13.04  COMMENCEMENT DATE. "Commencement date" shall be the date set forth in section 1.03. The commencement date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession.

    13.05 COMPLETION DATE. "Completion date" shall be the date on which the improvements erected and to be erected upon the leased premises shall have been completed in accordance with the plans and specifications described in article
6.00. The completion date shall constitute the commencement of the term of this Lease for all purposes, whether or not Lessee has actually taken possession. Lessor shall use its best efforts to establish the completion date as the date set forth in section 1.03. In the event that the improvements have not in fact been completed as of that date, Lessee shall notify Lessor in writing of its objections. Lessor shall have a reasonable time after delivery of the notice in which to take such corrective action as may be necessary and shall notify Lessee in writing as soon as it deems such corrective action has been completed and the improvements are ready for occupancy. Upon completion of construction, Lessee shall deliver to Lessor a letter accepting the leased premises as suitable for the purposes for which they are let and the date of such letter shall constitute the commencement of the term of this Lease. Whether or not Lessee has executed such letter of acceptance, taking possession of the leased premises by Lessee shall be deemed to establish conclusively that the improvements have been completed in accordance with the plans and specifications, are suitable for the purposes for which the leased premises are let, and that the leased premises are in good and satisfactory condition as of the date possession was so taken by Lessee, except for latent defects, if any.

    13.06 SQUARE FEET. "Square feet" or "square foot" as used in this Lease includes the area contained within the leased premises together with a common area percentage factor of the leased premises proportionate to the total building area.

                          ARTICLE 14.00 MISCELLANEOUS

    14.01 WAIVER. Failure of Lessor to declare an event of default immediately upon its occurrence, or delay in taking any action in connection with an event of default, shall not constitute a waiver of the default, but Lessor shall have the right to declare the default at any time and take such action as is lawful or authorized under this Lease. Pursuit of any one or more of the remedies set forth in article 11.00 above shall not preclude pursuit of any one or more of the other remedies provided elsewhere in this Lease or provided by law, nor shall pursuit of any remedy constitute forfeiture or waiver of any rent or damages accruing to Lessor by reason of the violation of any of the terms, provisions or covenants of this Lease. Failure by Lessor to enforce one or more of the remedies provided upon an event of default shall not be deemed or construed to constitute a waiver of the default or of any other violation or breach of any of the terms, provisions and covenants contained in this Lease.

    14.02 ACT OF GOD. Lessor shall not be required to perform any covenant or obligation in this Lease, or be liable in damages to Lessee, so long as the performance or non-performance of the covenant or obligation is delayed, caused or prevented by an act of God, force majeure or by Lessee.

    14.03 ATTORNEY'S FEES. In the event Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Lessor places in the hands of an attorney the enforcement of all or any part of this Lease, the collection of any rent due or to become due or recovery of the possession of the leased premises, Lessee agrees to pay Lessor's costs of collection, including reasonable attorney's fees for the services of the attorney, whether suit is actually filed or not.

    14.04 SUCCESSORS. This Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, personal representatives, successors and assigns. It is hereby covenanted and agreed that should Lessor's interest in the leased premises cease to exist for any reason during the term of this Lease, then notwithstanding the happening of such event this Lease nevertheless shall remain unimpaired and in full force and effect, and Lessee hereunder agrees to attorn to the then owner of the leased premises.

    14.05 RENT TAX. If applicable in the jurisdiction where the leased premises are situated, Lessee shall pay and be liable for all rental, sales and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Lessor by Lessee under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent, additional rent, operating expenses or other charge upon which the tax is based as set forth above.

    14.06 CAPTIONS. The captions appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of any section.

    14.07 NOTICE. All rent and other payments required to be made by Lessee shall be payable to Lessor at the address set forth in section 1.05, or at any other address within the United States as Lessee may specify from time to time by written notice. Any notice or document required or permitted to be delivered by the terms of this Lease shall be deemed to be delivered (whether or not actually received) when deposited in the United States Mail, postage prepaid, certified mail, return receipt requested, addressed to the parties at the respective addresses set forth in section 1.05.

    14.08 SUBMISSION OF LEASE. Submission of this Lease to Lessee for signature does not constitute a reservation of space or an option to lease. This Lease is not effective until execution by and delivery to both Lessor and Lessee.

    14.09 CORPORATE AUTHORITY. If Lessee executes this Lease as a corporation, each of the persons executing this Lease on behalf of Lessee does hereby personally represent and warrant that Lessee is a duly authorized and existing corporation, that Lessee is qualified to do business in the state in which the leased premises are located, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so. In the event any representation or warranty is false, all persons who execute this Lease shall be liable, individually, as Lessee.

    14.10 SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

    14.11 LESSOR'S LIABILITY. If Lessor shall be in default under this Lease and, if as a consequence of such default, Lessee shall recover a money judgment against Lessor, such judgment shall be satisfied only out of the right, title and interest of Lessor in the building as the same may then be encumbered and neither Lessor nor any person or entity comprising Lessor shall be liable for any deficiency. In no event shall Lessee have the right to levy execution against any property of Lessor nor any person or entity comprising Lessor other than its interest in the buildings as herein expressly provided.

    14.12 INDEMNITY. Lessor agrees to indemnify and hold harmless Lessee from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessor. Lessee agrees to indemnify and hold harmless Lessor from and against any liability or claim, whether meritorious or not, arising with respect to any broker whose claim arises by, through or on behalf of Lessee.

             ARTICLE 15.00 AMENDMENT AND LIMITATION OF WARRANTIES

    15.01 ENTIRE AGREEMENT. IT IS EXPRESSLY AGREED BY LESSEE, AS A MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS LEASE, THAT THIS LEASE, WITH THE SPECIFIC REFERENCES TO WRITTEN EXTRINSIC DOCUMENTS, IS THE ENTIRE AGREEMENT OF THE PARTIES; THAT THERE ARE, AND WERE, NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES PERTAINING TO THIS LEASE OR TO THE EXPRESSLY MENTIONED WRITTEN EXTRINSIC DOCUMENTS NOT INCORPORATED IN WRITING IN THIS LEASE.

    15.02 AMENDMENT. THIS LEASE MAY NOT BE ALTERED, WAIVED, AMENDED OR EXTENDED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY LESSOR AND LESSEE.

    15.03 LIMITATION OF WARRANTIES. LESSOR AND LESSEE EXPRESSLY AGREE THAT THERE ARE AND SHALL BE NO IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE, AND THERE ARE NO WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE.

                        ARTICLE 16.00 OTHER PROVISIONS

    16.01 Notwithstanding the foregoing, Lessor hereby waives $2,516 of the base monthly rent for months 1 and 3 through 12 of the primary lease term for a reduced base monthly rent of $7,000 per month; further, Lessor hereby waives the base monthly rent for month 2 of the primary lease term; further, Lessor hereby waives $2,196 of the base monthly rent for months 13 through 24 of the primary lease term for a reduced base monthly rent of $7,320 per month; further, Lessor hereby waives the base monthly rent for month 25 of the primary lease term; further, Lessor hereby waives $1,464 of the base monthly rent for months 26 through 36 of the primary lease term for a reduced base monthly rent of $8,052 per month; further, Lessor hereby waives $732 of the base monthly rent for months 37 through 48 of the primary lease term for a reduced base monthly rent of $8,784 per month.
    16.02  Renewal Option. See Addendum I.
    16.03  Operating Expense Cap. See Addendum I.
    16.04  HVAC Equipment. See Addendum I.
    16.05  Mechanical, Electrical and Plumbing Equipment. See Addendum I.
    16.07  Temporary Storage Space. See Addendum I.
    16.08 Lessor agrees to perform leasehold improvements to the office portion of the leased premises per Job No. 1194302. See Addendum II.
    16.09 See Addendum III for the floor plan of the existing warehouse portion of the leased premises.
    16.10 Provided construction by Lessor has been completed, Lessor agrees allow Lessee access to the leased premises effective December 16, 1993.
    16.11 Construction by Lessee. In the event Lessee elects to construct additional office space, Lessor shall not unreasonably withhold its consent, provided Lessee is not in default of this Lease Agreement and provided Lessee constructs additional office in accordance with the Construction by Lessee addendum attached. See Addendum IV.

                           ARTICLE 17.00 SIGNATURES

SIGNED at DALLAS, TEXAS this 3rd day of December, 1993

            LESSOR                                     LESSEE

H B INDUSTRIAL PROPERTIES,                  EDUCATIONAL PRODUCTS, INC.,
A Joint Venture                             A Texas Corporation
-------------------------------             --------------------------------

By: JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY,
    A Joint Venturer

By: /s/ Anne Pirrera                   By: /s/ Rick Phelan
    ---------------------------------      ---------------------------------
    Anne Pirrera, Investment Officer       Rick Phelan, Vice President
    ---------------------------------      ---------------------------------
    (Type Name and Title)                  (Type Name and Title)

                                  EXHIBIT "A"
                                     PAGE 3
                               ADDITIONAL INSURED

This endorsement modifies insurance provided under the following:

                      BUSINESS AUTO COVERAGE FORM GARAGE
                     COVERAGE FORM TRUCKERS COVERAGE FORM
                 --------------------------------------------


This endorsement changes the policy effective on the inception date of the policy unless another date is indicated below:
--------------------------------------------------------------------------------
Endorsement Effective            Policy Number

--------------------------------------------------------------------------------
Named Insured

                                 Countersigned by
--------------------------------------------------------------------------------
                                                     (Authorized Representative)
The provisions and exclusions that apply to LIABILITY COVERAGE also apply to this endorsement.
      BRADFORD MANAGEMENT COMPANY OF DALLAS, INC. AND
      THE OWNERS OF THE PREMISES BEING MANAGED ON WHICH
      LIABILITIES OUT OF "YOUR WORK" ARISES.
-------------------------------------------------------------------------------
                (Enter Name and Address of Additional Insured.)

is an insured, but only with respect to legal responsibility for acts or omissions of a person for whom Liability Coverage is afforded under this policy.

The additional insured is not required to pay for any premiums stated in the policy or earned from the policy. Any return premium and any dividend, if applicable, declared by us shall be paid to you.

You are authorized to act for the additional insured in all matters pertaining to this insurance.

We will mail the additional insured notice of any cancellation of this policy. If the cancellation is by us, we will give forty-five days notice to the additional insured.

The additional insured will retain any right of recovery as a claimant under this policy.

FORM TE 99 01A -- ADDITIONAL INSURED
                  Texas Standard Automobile Endorsement
                  Prescribed November 1, 1987

                                   ADDENDUM I

    16.02. RENEWAL OPTION. If, at the end of the primary term of this Lease, the Lessee is not in default in any of the terms, conditions or covenants of the Lease, Lessee, but not any assignee or subtenant of Lessee, is hereby granted an option to renew this lease for one (1) additional term of the thirty-six (36) months upon the same terms and conditions contained in this Lease with the following exceptions:

     A. The renewal option term will contain no further renewal options unless expressly granted by Lessor in writing; and

     B. The rental for the renewed term shall be based on then prevailing rental rates for properties of equivalent quality, size, utility and location, with the length of the lease term and credit standing of the Lessee to be taken into account.

    If Lessee desires to renew this Lease, Lessee will notify the Lessor of its intention to renew no later than four (4) months prior to the expiration date of the Lease; Lessor shall, within the next fifteen (15) days notify Lessee in writing of the proposed rental rate and the Lessee shall, within the next fifteen (15) days following receipt of the proposed rate, notify the Lessor in writing of its acceptance or rejection of the proposed rental rate. Rejection of the proposed rental rate terminates any renewal option pursuant to this paragraph.

    16.03 OPERATING EXPENSE CAP. Except for real property taxes, insurance premiums, management fees and utility charges (including, but not limited to, electricity, fuel, water, sewer, gas, etc.) the full pro rata share of which excess operating expenses Lessee shall pay as stated in sections 2.02 and 2.03 of this Lease, Lessor agrees that Lessee shall not pay, as its pro rata share of such excess operating expenses related to the remaining operating expenses described in said sections 2.02 and 2.03, an amount which is greater than one hundred eight percent (108%) of the amount of said remaining excess operating expenses paid by Lessee for the next previous year provided further that Lessee shall pay the full amount of its pro rata share of said remaining excess operating expenses arising during the first year of this Lease.

    16.04 HVAC EQUIPMENT. Lessor agrees that the HVAC equipment will be in good working order and state of repair. Further, Lessor agrees to be responsible for any necessary repairs of such equipment for the first nine (9) months from the date of occupancy of the leased premises by Lessee. Lessor's liability of repair, if any, shall not exceed $8,000.00.

    16.05 MECHANICAL ELECTRICAL AND PLUMBING EQUIPMENT. Lessor agrees that the mechanical, electrical and plumbing equipment are in proper working order upon Lessee's occupancy of the leased premises.

    16.07 TEMPORARY STORAGE SPACE. Provided Lessee is not in default. Lessor agrees to use its reasonable best efforts to provide Lessee with Temporary Storage Space within the project for a lease term of not more than three months per calendar year during the primary lease term. Lessor agrees that the lease rate shall not exceed the discounted Base Rent per square foot, per year, as provided in paragraphs 2.01 and 16.01 of the lease agreement, for the time period that the Temporary Storage Space is used. In addition, Lessee agrees to vacate such Temporary Storage Space within fifteen (15) days of written notification from Lessor, but if Lessor requires that Lessee vacate, Lessor shall use its best efforts to provide other suitable space within the project at an equivalent rental rate. However, the lease of Temporary Storage Space, to Lessee, in the project, shall be at the sole discretion of the Lessor. In the event Lessor is currently working with an active prospect to lease a vacant space, Lessor is not required to lease the vacant space to Lessee.

                                  ADDENDUM II
                                     16.08

[CONSTRUCTION BLUEPRINT GOES HERE]

                                 ADDENDUM III
                                     16.09

[CONSTRUCTION BLUEPRINT GOES HERE]

                                  ADDENDUM IV
                                     16.11

                            CONSTRUCTION BY LESSEE


    CONSTRUCTION BY LESSEE: This paragraph is subject to the following terms and conditions:

    1. Lessee shall submit plans and specifications prepared by a State Licensed and Registered Architect for the finish-out work to Lessor within 15 days from the execution date of this Lease. Lessee's plans and specifications must be approved by Lessor's Construction Manager in writing prior to the commencement of construction. All work shall be performed in conformance with such approved plans and specifications in a good and workmanlike manner and in compliance with all applicable laws, rules, codes, ordinances and regulations. Lessee, at Lessee's sole cost and expense, shall obtain all permits required prior to commencement of construction.

    2. Lessee assumes all responsibility with regard to modifications or construction alterations necessary to meet the provisions of the Americans with Disabilities Act (ADA) of 1991. Any alterations of the leasespace required to comply with the provisions needed at this time or in the future, shall be at the sole cost and expense of the Lessee.

    3. Lessee shall provide Lessor with a complete list of contractors and subcontractors who will be performing work in or on the leased premises. Lessor, in its sole discretion, shall have the right to reject any contractor or subcontractor.

    4. Lessee shall furnish Lessor a Certificate of Insurance on the general contractor who is to perform the work naming Lessor as an additional insured on Lessee's liability insurance in the form attached hereto and referenced as Exhibit "A", pages 1, 2 & 3 and in the amount of coverage as set forth in Exhibit "B".

    5. If work is performed by Lessee on parts of the building that are presently under warranty from other contractors or subcontractors, including but not limited to the roof, heating, ventilating and air conditioning systems, electrical and sprinkler systems, such work shall be done by Lessor's contractor or subcontractor who is responsible under the warranty at Lessee's expense.

    6. Upon completion of the work, Lessor's Construction Manager shall inspect the leased premises to insure that the work has been performed in accordance with the approved plans and specifications. Upon acceptance of the work, receipt of lien waivers from all contractors and subcontractors who performed work on the leased premises, and a copy of a Certificate of Occupancy, must be provided to Lessor. Any claims, judgements, lawsuits, etc., brought about due to failure in producing said documents are the direct responsibility of Lessee, and constitutes a default of the lease.

    7. Lessee shall hold Lessor harmless from and indemnify Lessor against any and all liability, cost, expenses, including attorney's fees, claims, demands, or causes of action for damage to persons or property arising out of or in connection with the work performed by Lessee, its employees, agents, contractors or subcontractors.

    8. Manager reserves the right to suspend or cancel work if confronted with a discrepancy or problem concerning the construction in relation to the property.

                                                                   Exhibit 10.25
                                                                   -------------

                                                             Re:        Plaza 35
                                                                   Interstate 35
                                                                Carrolton, Texas
                                                                ----------------

                           SECOND AMENDMENT TO LEASE
                           -------------------------


THE STATE OF TEXAS     (S)
                       (S)     KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF DENTON       (S)


     THIS SECOND AMENDMENT TO LEASE (this "Amendment") has been executed as of
                                           ---------
the 14th day of May, 1999, by THE REALTY ASSOCIATES FUND IV, L.P. ("Lessor")
                                                                     ------
and EDUCATIONAL PRODUCTS, INC., a Texas corporation ("Lessee").
                                                      ------

                                R E C I T A L S:
                                ---------------

     A.  H B Industrial Properties, a Joint Venture ("Prior Lessor") and Lessee
                                                      ------------
have heretofore entered into that certain Standard Commercial Lease, dated December 3, 1993 (the "Original Lease"), pursuant to which Lessee leased from
                       --------------
Lessor approximately 35, 136 rentable square feet in that certain project located at 1342 I-35, Carrollton, Texas, known as Plaza 35, and more particularly described in the Original Lease (the "Project"), as amended by
                                                   -------
Modification and Ratification of Lease (the "First Amendment"), dated July 16,
                                             ---------------
1997, between Prior Lessor and Lessee, pursuant to which the Premises were expanded to approximately 55,632 rentable square feet in the Project (the "Original Premises") (the Original Lease, as so amended, being referred to
------------------
herein as the "Lease").  Unless otherwise defined herein, all initially defined
               -----
terms in the Lease will have the respective meanings assigned thereto in the Lease.

     B.  Lessor has succeeded to all of Prior Lessor's interest under the Lease.

     C. Lessor and Lessee desire to execute this Amendment in order to evidence their agreement to amend the Lease, all as more particularly set forth in this Amendment.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

                                   Article I

                              CERTAIN AMENDMENTS
                              ------------------

     SECTION 1.01.  Additional Premises.
                    -------------------

     A.  First Expansion Premises. As of July 1, 1999 (the "First Effective
         ------------------------                           ---------------
Date"), and subject to the terms and conditions set forth in this Amendment, the
----
Lease shall be amended to

SECOND AMENDMENT TO LEASE - Page 1 of 9
-------------------------
reflect that the Original Premises shall be expanded to include the premises known as 1414 and 1422 Interstate 35 and outlined on the cross-hatched floor plan attached hereto as Exhibit A consisting of approximately 37,749 rentable
                        ---------
square feet, located in the Project (the "First Expansion Premises").
                                          ------------------------

     B.  Second Expansion Premises.  As of November 1, 1999 (the "Second
         -------------------------                                ------
Effective Date"), and subject to the terms and conditions set forth in this
--------------
Amendment, the Lease shall be amended to reflect that the Original Premises and the First Expansion Premises shall be expanded to include the premises outlined on the cross-hatched floor plan attached hereto as Exhibit A consisting of
                                                   ---------
approximately 24,839 rentable square feet, located in the Project (the "Second
                                                                        ------
Expansion Premises"). (The Original Premises, the First Expansion Premises and
------------------
the Second Expansion Premises being collectively referred to as the "Premises").
                                                                     --------
The Lease shall be amended to include Exhibit A attached to this Amendment and,
                                      ---------
accordingly, as the First Effective Date, the Premises shall be amended to consist of 93,381 rentable square feet in the Project; and as to the Second Effective Date, the Premises shall be amended to consist of 118,220 rentable square feet in the Project.

     C.  Early Occupancy. Subject to the rights of any current tenants in the
         ---------------
First and Second Expansion Premises and such premises being vacant, Lessor agrees to permit Lessee and its agents to enter the First and Second Expansion Premises prior to the applicable effective date to prepare the First and Second Expansion Premises for Lessee's use and occupancy. Any such permission shall constitute a license only, conditioned upon Lessee's: (a) working in harmony with Lessor and Lessor's agents, contractors, workmen, mechanics and suppliers and with other tenants and occupants of the Project; and (b) furnishing Lessor with such insurance as Lessor may require against liabilities which may arise out of such entry. Lessor shall have the right to withdraw such license upon written notice to Lessee. Lessor shall not be liable in any way for any injury, loss or damage which may occur to any of Lessee's property or installations in the First and Second Expansion Premises prior to the applicable effective date. Lessee shall protect, defend, indemnify and save harmless Lessor from all liabilities, costs, damages, fees and expenses arising out of the activities of Lessee of its agents, contractors, suppliers or workmen in the First and Second Expansion Premises or the Project. Any entry and occupation permitted under this Section shall be governed by the terms of the Lease.

     SECTION 1.02. Lease Term. Subject to the earlier termination and extension
                   ----------
as provided in the Lease, the term of the Lease for the entire Premises shall be extended through and including December 31, 2007. Any and all Lessee Options to extend the term of the Lease are hereby deleted. Any and all Lessee options to cancel or terminate the Lease or any portion thereof are hereby deleted.

     SECTION 1.03. Operating Expense Payment. As of the date hereof, and
                   -------------------------
throughout the term of the Lease, as hereby extended, Paragraph 2.02 of the Lease is hereby deleted in its entirety and the following is substituted in place thereof:

          Estimated Payments. During each month of the term of the Lease, on the
          ------------------
     same date that Base Rent is due, Lessee shall pay Lessor an amount equal to 1/12 of the annual cost, as estimated by Lessor from time to time, of Lessee's Proportionate Share (hereinafter defined) of Operating Expenses for the Project. Payments thereof for any

SECOND AMENDMENT TO LEASE - Page 2 of 9
-------------------------
     fractional calendar month shall be prorated. With respect to any calendar year or partial calendar year in which the Project is not fully leased and occupied, the Operating Expenses for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Project been so fully leased and occupied.

          Actual Payments. If Lessee's total payments for any year are less than
          ---------------
     Lessee's Proportionate Share of actual Operating Expenses for such year, Lessee shall pay the difference to Lessor within 30 days after demand. If the total payments of Lessee for any year are more than Lessee's Proportionate Share of actual Operating Expenses for such year, Lessor shall retain such excess and credit it against Lessee's next payments. For purposes of calculating Lessee's Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Effective Date, and the Last year, which shall end of the expiration of the Lease. Lessee's "Proportionate Share" shall be a fraction having as
                             -------------------
     its numerator the floor area of the Premises and as its denominator the total floor area of the Project, all as determined by Lessor. Lessor may equitably increase Lessee's Proportionate Share for any item of expense or cost reimbursable by Lessee that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with the occupancy of the Project. The estimated Operating Expenses for the Premises set forth below are only estimates, and Lessor makes no guaranty or warranty that such estimates will be accurate. THIS IS A NET LEASE AND, EXCEPT AS SET FORTH IN
     SECTION 5.01 OF THE LEASE, LESSOR HAS NO OBLIGATION TO PAY ANY COST TO REPAIR, MAINTAIN, INSURE OR OTHERWISE OPERATE THE PROJECT.

Estimated monthly operating Expense Payments (estimates only and subject to adjustment to actual costs and expenses according to the provisions of the Lease are as follows:

     1.   Common Area Charges                                        $.36
     2.   Taxes                                                      $.62
     3.   Insurance Premises                                         $.03

     Total Estimated Monthly
     Operating Expense Payment
     ($1.01 p.s.f. per annum) as of
     the Second Effective Date:                                      $7,859.57

     Total Estimated Monthly
     Operating Expense Payment
     ($1.01 p.s.f. per annum) as of
     Second Effective Date:                                          $9,950.18

     SECTION 1.04. CAP. As of the First Effective Date, "controllable expenses"
                   ---
(defined below) shall be capped to a maximum increase of ten percent (10%) over the previous year's actual Operating Expenses during the term of the Lease. As used herein, "controllable expenses" shall mean all Operating Expenses which are within Landlord's control other than taxes,

SECOND AMENDMENT TO LEASE - Page 3 of 9
-------------------------
insurance premiums, utility charges and other Operating Expenses which cannot be regulated by Landlord.

     SECTION 1.05. Lessee's Proportionate Share. As of the First Effective Date,
                   ----------------------------
as to the First Expansion Premises and Original Premises, Lessee's Proportionate Share shall be 45.05% (i.e., 93,381 rentable square feet in the First Expansion Premises and Original Premises divided by 207,281 rentable square feet in the Project). As of the Second Effective Date, as to the First and Second Expansion Premises and the Original Premises, Lessee's Proportionate Share shall be increased to 57.03% (i.e., 118,220 rentable square feet in the First and the Second Expansion Premises and the Original Premises divided by 207,281 rentable square feet in the Project).

     SECTION 1.06. Base Rent.
                   ---------

     A.   First Expansion Premises and Original Premises. As of the First
          ----------------------------------------------
Effective Date, the Base Rent for the First Expansion Premises and Original Premises during the term of the Lease, as hereby extended, shall be as follows:

                              Annual Base Rent                   Monthly
Period                           per R.S.F.                     Base Rent
------                        ----------------                  ---------

7/1/99 - 12/31/00                  $2.90                       $22,567.08
1/1/01 - 12/31/04                  $3.00                       $23,345.25
1/1/05 - 12/31/07                  $3.20                       $24,901.60


     B.   First and Second Expansion Premises and Original Premises.  As of the
          ---------------------------------------------------------
Second Effective Date, the Base Rent for the First and Second Expansion Premises and Original Premises (i.e., the entire Premises) during the term of the Lease shall be as follows:

                              Annual Base Rent                   Monthly
Period                           per R.S.F.                     Base Rent
------                        ----------------                  ---------

7/1/99 - 12/31/00                  $2.90                       $28,569.83
1/1/01 - 12/31/04                  $3.00                       $29,555.00
1/1/05 - 12/31/07                  $3.20                       $31,525.33

The Base Rent shall be due and payable in monthly installments in the amount set forth above, due and payable on the first day of each calendar month, in advance, without demand and without setoff or deduction whatsoever. The Base Rent for the Original Premises prior to the date hereof shall be as set forth in the Lease.

     SECTION 1.07. Condition of Premises. Except as set forth in this Exhibit B,
                   ---------------------
Lessor is leasing the Premises to Lessee "as is" "where is" without representation or warranty and without any obligation to alter, remodel, improve, repair or decorate any part of the Premises. Any provisions in the Lease conflicting herewith shall be amended accordingly.

     SECTION 1.08. Commissions. Lessor and Lessee acknowledge that no brokers
                   -----------
have been involved in this Amendment other than The Holt Companies and WMP Company, and Lessor will be solely responsible for the commissions, if any, owed such brokers, each by

SECOND AMENDMENT TO LEASE - Page 4 of 9
-------------------------
separate agreement. Lessor and Lessee hereby indemnify each other from the payment of any commissions owed to any other broker with respect to this Amendment resulting from the acts of such party, but not otherwise.

     SECTION 1.09. Renewal Option. Lessee shall have the option to renew the
                   --------------
term of the Lease for one (1) period of five (5) years, in accordance with Exhibit C attached hereto.
---------

     SECTION 1.10. Deletion of Provisions. Sections 16.02, 16.03, 16.07 of
                   ----------------------
Addendum I to the Original Lease and 16.13 to the First Amendment are hereby deleted in their entirety.

     SECTION 1.11. Contingency. This Amendment is contingent upon the current
                   -----------
tenant not exercising its right to renew its lease covering the space located at 1410 Interstate 35, on or before May 20, 1999. This Amendment is also contingent upon Lessor accepting the terms and conditions of this Amendment on or before 5:00 p.m., Dallas, Texas, time, May 25, 1999.

     SECTION 1.12. Additional Provisions. The following provisions are hereby
                   ---------------------
added to the Lease:

          A.  Insurance. Lessee shall at its expense procure and maintain
              ---------
     throughout the Extended Term the following insurance policies: (i) comprehensive general liability insurance in amounts of not less than a combined single limit of $5,000,000 (the "Initial Liability Insurance
                                               ---------------------------
     Amount") or such other amounts as Lessor may from time to time reasonably
     ------
     require, insuring Lessee, Lessor, and Lessor's agents against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (ii) contractual liability insurance coverage sufficient to cover Lessee's indemnity obligations hereunder, (iii) insurance covering the full value of Lessee's property and improvements, and other property (including property of others), in the Premises, and (iv) businesses interruption insurance. Lessee's insurance shall provide primary coverage to Lessor when any policy issued to Lessor provides duplicate or similar coverage, and in such circumstance Lessor's policy will be excess over Lessee's policy. Lessee shall furnish certificates of such insurance and such other evidence satisfactory to Lessor of the maintenance of all insurance coverages required hereunder, and Lessee shall obtain a written obligation on the part of each insurance company to notify Lessor at least 30 days before cancellation or a material change of any such insurance.

          B.  Indemnification and Waiver. Except for Lessor's negligence, Lessee
              --------------------------
     agrees to indemnify, defend and hold harmless Lessor, and Lessor's partners, officers, directors, agents and employees, from and against any and all claims, demands, actions, liabilities, damages, costs and expenses (including attorneys' fees) for injuries to any person and damage to or theft or misappropriation or loss of property occurring in or about the Project and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Lessee in or about the Premises (including, without limitation, any alteration by Lessee) or from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed under this Lease or due to any other act of omission of Lessee, its subtenants, assignees, invitees, employees, contractors and agents. The furnishing


SECOND AMENDMENT TO LEASE - Page 5 of 9
-------------------------
     of insurance required hereunder shall not be deemed to limit Lessee's obligations under the provisions of this Paragraph. Lessor and its partners, officers, directors, agents and employees shall not be liable for, and Lessee hereby waives all claims against such parties for, injury to persons or damage to property sustained by Lessee or any person claiming through Lessee resulting from any accident or occurrence in or upon the Premises or in or about the Project from any cause whatsoever, except injury or damage caused in whole or in part directly by the negligence of Lessor or agents or employees.

          C.  No Merger. There shall be no merger of the leasehold estate hereby
              ---------
     created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, the Lease or any interest in the Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          D.  No Offer. The submission of the Lease to Lessee shall not be
              --------
     construed as an offer, nor shall Lessee have any rights under this Amendment unless Lessor executes a copy of this Amendment and delivers it to Lessee.

          E.  Year 2000 Disclaimer. Lessor hereby disclaims any liability for
              --------------------
     any and all damages, injuries or other losses, whether ordinary, special, consequential, punitive or otherwise, arising out of, relating to or in connection with (a) the failure of any automated, computerized and/or software system or other technology used in, or about the Building or relating to the management or operation of the Building to accurately receive, provide or process date/time data (including, but not limited to, calculating, comparing and sequencing) both before and after September 9, 1999 and before, after, during and between the years 1999 A.D. and 2000 A.D., and lease year calculations; and/or (b) the malfunction, ceasing to function or providing of invalid or incorrect results by any such technology as a result of date/time data. The foregoing disclaimer shall apply to any such technology used in, on, or about the Building or that affects the Building, whether or not such technology is within the control of Lessor or any of Lessor's agents or representatives. THE FOREGOING DISCLAIMER INCLUDES A DISCLAIMER OF ALL WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATTERS DESCRIBED HEREIN, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          F.  WAIVER OF JURY TRIAL. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRAIL
              --------------------
     BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

          G.  Limited Waiver. Lessee represents and acknowledges that it has
              --------------
     knowledge and experience in financial and business matters sufficient to enable Lessee to evaluate the merits and risks of business transactions generally and the transactions contemplated by this Lease in particular; that Lessee is not in a significantly disparate

SECOND AMENDMENT TO LEASE - Page 6 of 9
-------------------------
     bargaining position with respect to Lessor or this transaction; that Lessee has been or was afforded the opportunity to be represented by counsel of its own selection in connection with this Lease; and Lessee hereby waives the applicability of the provisions of any applicable deceptive trade or similar laws with respect to this Lease and the transactions contemplated hereby. Lessee hereby waives any claim for money damages or for termination of this Lease based upon any claim or assertion by Lessee that Lessor unreasonably or arbitrarily withheld or delayed its consent or approval in any case where Lessor's consent or approval is required. Except as otherwise expressly provided in this Lease, Lessor's granting or withholding of any consent or approval shall be at its complete direction.

     SECTION 1.13. Further Amendments. The Lease shall be and hereby is further
                   ------------------
amended wherever necessary, even though not specifically referred to herein, in order to give effect to the terms of this Amendment. All references to ninety
(90) days in Sections 7.01 and 7.02 of the Original Lease are hereby amended to one hundred eighty (180) days.

                                  Article II

                                 MISCELLANEOUS
                                 -------------

     SECTION 2.01. Ratification. The Lease, as amended hereby, is hereby
                   ------------
ratified, confirmed and deemed in full force and effect in accordance with its terms. Each party represents to the other that such party (a) is currently unaware of any default by the other party under the Lease; and (b) has full power and authority to execute and deliver this Amendment and this Amendment represents a valid and binding obligation of such party enforceable in accordance with its terms.

     SECTION 2.02. Notices. All notices to be delivered to Lessor under the
                   -------
Lease or otherwise with respect to the Premises shall, unless Lessor otherwise notifies Lessee, be delivered to Lessor in accordance with notice provisions of the Lease at the management office in the Project with a copy at the same time to the following address:

               c/o TA Associates Realty
               28 State Street, 10/th/ Floor
               Boston, Massachusetts 02109
               Attn.: Asset Manager

or to such other person at such other address as Lessor may designate by notice to Lessee.

     SECTION 2.03. Governing Law. This Amendment shall be governed by and
                   -------------
construed in accordance with the laws of the State of Texas.

     SECTION 2.04. Counterparts. This Amendment may be executed in multiple
                   ------------
counterparts each of which is deemed an original but together constitute one and the same instrument. This Amendment may be executed by facsimile and each party has the right to rely upon a facsimile counterpart of this Amendment signed by the other party to the same extent as if such party had received an original counterpart.

SECOND AMENDMENT TO LEASE - Page 7 of 9
-------------------------

     SECTION 2.05. Governing Document. In the event the terms of the Lease
                   ------------------
conflict or are inconsistent with those of the Amendment, the terms of this Amendment shall govern.

                         [SIGNATURES FOLLOW NEXT PAGE]

SECOND AMENDMENT TO LEASE - Page 8 of 9
-------------------------

IN WITNESS WHEREOF, this Amendment has been executed as of (but not necessarily on) the date and year first above written.

Dated: May __, 1999                   LESSOR:
                                      ------

                                      THE REALTY ASSOCIATES FUND IV, L.P.

                                      By: Realty Associates Fund IV, LLC

                                      By: Realty Associates Advisors
                                          LLC, a Delaware limited
                                          liability company, Manager

                                          By: Realty Associates
                                              Advisors Trust,
                                              a Massachusetts business
                                              trust, Sole Member

                                              By: _____________________________
                                              Name: ___________________________
                                              Title: __________________________

Date: May 14, 1999                    LESSEE:
                                      ------

                                      EDUCATIONAL PRODUCTS, INC.,
                                      a Texas corporation


                                      By: /s/ Rick Phelan
                                          -------------------------------------
                                      Name: Rick Phelan
                                            -----------------------------------
                                      Title: Vice President
                                             ----------------------------------

SECOND AMENDMENT TO LEASE - Page 9 of 9
-------------------------

                                   EXHIBIT A

               (OUTLINE OF FIRST AND SECOND EXPANSION PREMISES)



                                   [GRAPHIC]

EXHIBIT A - Page 1 of 1
---------

                                   EXHIBIT B

                         TENANT FINISH-WORK: ALLOWANCE
                         -----------------------------

1. If the Premises have heretofore been occupied by any prior tenant, then except as set forth in this Exhibit, Lessee accepts the Premises in their "as is" condition on the date that this lease is entered into.

2. On or before December 31, 1999, Lessee shall provide to Lessor for its approval final working drawings, prepared by an architect that has been approved by Lessor (which approval shall not unreasonably be withheld), of all improvements that Lessee proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Project, and detailed plans and specifications for the construction of the improvements called for under this
Exhibit in accordance with all applicable governmental laws, codes, rules, and regulations. Further, if any of Lessee's proposed construction work will affect the Project's HVAC, electrical , mechanical, or plumbing systems, then the working drawings pertaining thereto shall be prepared by the Project's engineer of record, whom Lessee shall at its cost engage for such purpose. Lessor's approval of such working drawings shall not be unreasonably withheld, provided that (a) they comply with all applicable governmental laws, codes, rules, and regulations; (b) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner; and (c) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by the Lessor for the construction of tenant improvements (a copy of which has been delivered to Lessee). As used herein, "Working Drawings"
                                                              ----------------
shall mean the final working drawings approved by Lessor, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements
                                              ----
to be constructed in accordance with and as indicated on the Working Drawings. Approval by Lessor of the Working Drawings shall not be a representation or warranty of Lessor that such drawings are adequate for any use, purpose, or condition, or that such drawings comply with any applicable law or code, but shall merely by the consent of Lessor to the performance of the Work. Lessee shall, at Lessor's request, sign the Working Drawings to evidence its review and approval thereof. All changes in the Work must receive the prior written approval of Lessor, and in the event of any such approved change Lessee shall, upon completion of the Work, furnish Lessor with an accurate, reproducible "as-built" plan (e.g., sepia) of the improvements as constructed, which plan shall be incorporated into this Lease by this reference for all purposes.

[PAGE MISSING]

Lessor 50% of the amount by which the estimated Total Construction Costs exceed the Construction Allowance. If the Work will not be substantially completed before the expiration of the first full calendar month after the approval of the Working Drawings and selection of a contractor, the remaining portion of such excess shall be payable in equal monthly installments on the first day of each month, beginning the first day of the second full calendar month after the date hereof, and on the substantial completion date. The monthly installments due on the first day of each month shall equal the portion of such excess divided by the number of scheduled

EXHIBIT B - Page 1 of 2
---------
payment dates (including the substantial completion date) from the date hereof through the estimated substantial completion date for the Work. Upon substantial completion of the Work and before Lessee occupies the Premises to conduct business therein, Lessee shall pay to Lessor an amount equal to the Total Construction Costs (as adjusted for any approved changes to the Work), less (i)
                                                                       ----
the amount of the payments already made by Lessee; (ii) the amount of the Construction Allowance; and (iii) the cost reasonably estimated by Lessor for completing all "punch list" items; finally, upon completion of the punch list items, Lessee shall pay to Lessor the costs incurred in completing the same.

6.  Lessor shall provide to Lessee a construction allowance (the "Construction
                                                                  ------------
Allowance") equal to the lesser of (a) $55,000 or (b) the Total Construction
---------
Costs, as adjusted for any approved changes to the Work; however, if Lessee or its agent is managing the performance the performance of the Work; however, if Lessee or its agent is managing the performance of the Work, then Lessee shall not become entitled to full credit for the Construction Allowance until the Work has been substantially completed and Lessee has caused to be delivered to Lessor
(i) all invoices from contractors, subcontractors, and suppliers evidencing the cost of performing the Work, together with lien waivers from such parties, and a consent of the surety to the finished Work (if applicable); and (ii) a certificate of occupancy from the appropriate governmental authority, if applicable to the Work, or evidence of governmental inspection and approval of Work.

7. Lessor or its affiliate shall supervise the Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Lessee and coordinate the relationship between the Work, the Project, and the Project's systems. In consideration for Lessor's construction supervision services, Lessee shall pay to Lessor a construction supervision fee equal to three percent (3%) of the Total Construction Costs.

8. To the extent not inconsistent with this Exhibit, the Lease shall govern the performance of the Work and the Lessor's and Lessee's respective rights and obligations regarding the improvements installed pursuant thereto.

EXHIBIT B - Page 2 of 2
---------

                                   EXHIBIT C

                                RENEWAL OPTION
                                --------------

     1. Provided no event of default exists at the time of such election, Lessee may renew the Lease for one (1) additional period of five (5) years on the same terms provided in the Lease (except as set forth below), by delivering written notice of ("Lessee's Notice") the exercise thereof to Lessor not later
                    ---------------
than twelve (12) months prior to the end of the term as hereby extended. On or before the commencement date of the extended Term, Lessor and Lessee shall execute an amendment to the Lease extending the Term on the same terms provided in the Lease, except as follows:

          (a) The Base Rent payable for each month during such extended Term shall be the prevailing rental rate in the Project and other comparable buildings in the metropolitan area in which the Project is located at the commencement of such extended Term, for space of equivalent quality, size, utility and location, with the length of the extended Term to be taken into account and any then applicable step-up adjustments in rent to be considered and averaged over the applicable term;

          (b) Lessee shall have no further renewal options unless expressly granted by Lessor in writing; and

          (c) Lessor shall lease to Lessee the Premises in their then-current condition, and Lessor shall not provide to Lessee any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements.

     2. Within sixty (60) days following delivery of Lessee's Notice, Lessor shall deliver to Lessee a written notice ("Lessor's Notice") specifying the Base
                                           ---------------
Rent rate per rentable square foot per annum for the applicable additional term. Lessee shall have ten (10) days following delivery of Lessor's Notice to notify Lessor in writing ("Lessee's Renewal Notice") of (i) Lessee's exercise of its
                    -----------------------
right to renew the Lease at the Base Rent rate proposed by Lessor, or (ii) Lessee's election not to exercise its right to renew the Lease. Lessee shall be required to enter into an amendment within fifteen (15) days following exercise thereof. Lessee's failure to timely deliver Lessee's Renewal Notice shall be deemed acceptance by Lessee of the Base Rent rate proposed by Lessor.

     3. Lessee's rights under this Exhibit shall terminate if (i) the Lease or Lessee's right to possession of the Premises is terminated, (ii) Lessee assigns any of its interest in the Lease or sublets any portion of the Premises, or (iii) Lessee fails to timely exercise its option under this Exhibit, time being of the essence with respect to Lessee's exercise thereof.

EXHIBIT C - Page 1 of 1
---------